SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

27.SUBSEQUENT EVENTS

Management has considered subsequent events through April 24, 2017, which was the date these consolidated financial statements were issued.

On March 8, 2017, upon the approval of the Company’s Board of Directors, the Company declared an annual dividend of USD 0.80 per ADS to shareholders of record as of the close of business on March 23, 2017, representing RMB 385 million in total.

On April 24, 2017, the Group was notified by the Guangdong Exchange that it will terminate the trading of all the current products on May 6, 2017. As a result, the Group will no longer be able to generate revenue from the business carried out on the Guangdong Exchange after May 6, 2017. Revenue recognized and related to the business carried out on the Guangdong Exchange accounted for approximately 41% of the Group’s total revenue for the year ended December 31, 2016.